EXHIBIT 10.2

SERVOTRONICS, INC.

[DATE]

[NAME AND ADDRESS]

Re: Executive Change in Control Severance Plan

Dear [PARTICIPANT NAME]:

This Participation Agreement (this “Agreement”) is made and entered into by and between [PARTICIPANT NAME] and Servotronics, Inc. (the “Company”).

The Company adopted the Servotronics, Inc. Executive Change in Control Severance Plan (the “Plan”) to assure the present and future continuity, objectivity, and dedication of Participants in the Plan, notwithstanding the possibility, threat, or occurrence of a Change in Control.

A Participant in the Plan is eligible to receive severance benefits under certain circumstances if the Participant’s employment is terminated in connection with a Change in Control of the Company, as described in the Plan.

The Company has selected you to be a Participant in the Plan, subject to your being an Eligible Employee on the date of your Qualifying Termination and the other terms and conditions set forth in the Plan. A copy of the Plan is attached hereto as Annex A and is deemed to be part of this Agreement.

Unless otherwise defined herein, any capitalized terms used in this Agreement shall have the meanings set forth in the Plan.

In consideration of the mutual covenants contained herein, the parties hereby agree as follows:

(a)Your Applicable Severance Multiplier shall be two.

(b)Your Benefit Continuation Period shall be eighteen months.

You agree that this Agreement contains all of the understandings and representations between you and the Company pertaining to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter. The parties mutually agree that the Agreement can be specifically enforced in court and can be cited as evidence in legal proceedings alleging breach of the Agreement.

You acknowledge and agree that you have fully read, understand and voluntarily enter into this Agreement. You acknowledge and agree that you have had an opportunity to consult with your personal tax, financial planning advisor and/or attorney about the tax, financial and legal consequences of your participation in the Plan before signing this Agreement.

This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has executed this Agreement by its duly authorized officer as of the date set forth below. Please sign below and return this Agreement to the Company’s Human Resources Department by [DATE].

Very truly yours,

SERVOTRONICS, INC.

By:
Name:
Title:

I accept my designation as a Participant under the terms and conditions of the Plan and this Agreement.
[PARTICIPANT]

By:
Name:
Title:
Date:
cc Human Resources Department

ANNEX A: EXECUTIVE CHANGE IN CONTROL SEVERANCE PLAN